EXHIBIT 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of CNL Healthcare Properties II, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2016, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen H. Mauldin, Chief Executive Officer and Kevin R. Maddron, Chief Financial Officer, Chief Operating Officer and Treasurer of the Company, each certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2016	By:	/s/ Stephen H. Mauldin
Stephen H. Mauldin
Chief Executive Officer and President

Date: November 10, 2016	By:	/s/ Kevin R. Maddron
Kevin R. Maddron
Chief Financial Officer, Chief Operating Officer and Treasurer